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                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

                     THE PNC FINANCIAL SERVICES GROUP, INC.
                             INCENTIVE SAVINGS PLAN
                           PNC RETIREMENT SAVINGS PLAN

                             REGISTRATION STATEMENTS


Each of the undersigned directors and/or officers of The PNC Financial Services Group, Inc. ("PNC"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Karen M. Barrett and Thomas R. Moore, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned's true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, one or more Registration Statements on Form S-8 (or other appropriate form) and post-effective amendments to existing Registration Statements on Form S-8 (or other appropriate form) to be filed for the offering or sale of shares of PNC common stock in connection with the above-referenced plans, and any successor plan or plans, and for the offering or sale of interests of participation pursuant to such plans, and any and all amendments (including post-effective amendments) to such registration statements, and any subsequent registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.



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IN WITNESS WHEREOF, the following persons have duly signed this Power of
Attorney this 5th day of July, 2001.



Name/Signature                           Capacity
--------------                           --------

/s/ James E. Rohr                        Chairman, President,
------------------------------------     Chief Executive Officer
James E. Rohr                            and Director


/s/ Paul W. Chellgren                    Director
------------------------------------
Paul W. Chellgren


/s/ Robert N. Clay                       Director
------------------------------------
Robert N. Clay


/s/ George A. Davidson, Jr.              Director
------------------------------------
George A. Davidson, Jr.


/s/ David F. Girard-diCarlo              Director
------------------------------------
David F. Girard-diCarlo


/s/ Walter E. Gregg, Jr.                 Vice Chairman and Director
------------------------------------
Walter E. Gregg, Jr.



/s/ Robert L. Haunschild                 Senior Vice President and
------------------------------------     Chief Financial Officer


/s/ William R. Johnson                   Director
------------------------------------
William R. Johnson


/s/ Bruce C. Lindsay                     Director
------------------------------------
Bruce C. Lindsay


/s/ W. Craig McClelland                  Director
------------------------------------
W. Craig McClelland




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Name/Signature                           Capacity
--------------                           --------


/s/ Thomas H. O'Brien                    Director
------------------------------------
Thomas H. O'Brien


/s/ Samuel R. Patterson                  Controller
------------------------------------     (Principal Accounting Officer)
Samuel R. Patterson


/s/ Jane G. Pepper                       Director
------------------------------------
Jane G. Pepper


/s/ Jackson H. Randolph                  Director
------------------------------------
Jackson H. Randolph


/s/ Roderic H. Ross                      Director
------------------------------------
Roderic H. Ross


/s/ Lorene K. Steffes                    Director
------------------------------------
Lorene K. Steffes


/s/ Thomas J. Usher                      Director
------------------------------------
Thomas J. Usher


/s/ Milton A. Washington                 Director
------------------------------------
Milton A. Washington


/s/ Helge H. Wehmeier                    Director
------------------------------------
Helge H. Wehmeier